Exhibit 10.2


             Amendment No. 3 to Purchase and Contribution Agreement


     AMENDMENT AGREEMENT (this "Amendment Agreement") dated as of October 8, 2004 between Lexmark International, Inc. (the "Seller") and Lexmark Receivables Corporation (the "Purchaser").


     Preliminary Statements. (1) The Seller and Purchaser are parties to a Purchase and Contribution Agreement dated as of October 22, 2001 (as amended, restated, modified or supplemented from time to time, the "Agreement";
capitalized terms not otherwise defined herein shall have the meanings attributed to them in the Agreement) pursuant to which, and subject to and upon the terms and conditions of which, the Seller has sold and contributed Receivables from time to time to the Purchaser.

     (2) The parties hereto desire to amend certain provisions of the Agreement as set forth herein.

     NOW, THEREFORE, the parties agree as follows:

     SECTION 1. Amendment. Upon the effectiveness of this Amendment Agreement, the Agreement is hereby amended as follows:

     1.1 The definition of "Facility Termination Date" in Section 1.01 of the Agreement is amended by replacing the date appearing in clause (i) thereof with the date "October 16, 2007".

     SECTION 2. Effectiveness. This Amendment Agreement shall become effective at such time that executed counterparts of this Amendment Agreement have been delivered by each party hereto to the other party hereto and the Amendment dated as of the date hereof to the Sale Agreement shall have become effective.

     SECTION 3. Representations and Warranties. The Seller makes each of the representations and warranties contained in Section 4.01 of the Agreement (after giving effect to this Amendment Agreement).

     SECTION 4. Confirmation of Agreement. Each reference in the Agreement to "this Agreement"or "the Agreement" shall mean the Agreement as amended by this Amendment Agreement, and as hereafter amended or restated. Except as herein expressly amended, the Agreement is ratified and confirmed in all respects and shall remain in full force and effect in accordance with its terms.

     SECTION 5. GOVERNING LAW. THIS AMENDMENT AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF).

     SECTION 6. Execution in Counterparts. This Amendment Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment Agreement by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment Agreement.

     IN WITNESS WHEREOF, the parties have caused this Amendment Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                             LEXMARK INTERNATIONAL, INC.


                                         By: /s/ Richard A. Pelini
                                             -----------------------------------
                                             Title: Vice President and Treasurer

                                             LEXMARK RECEIVABLES CORPORATION


                                         By: /s/ Bruce J. Frost
                                             -----------------------------------
                                             Title: Assistant Treausurer